UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

HORIZON SPACE ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41578	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway, 21st Floor, Suite 21V New York, NY 10018
(Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	HSPOU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	HSPO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	HSPOW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	HSPOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Supplement to the Definitive Proxy Statement

On February 21, 2024, Horizon Space Acquisition I Corp. (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting of the Company’s shareholders to be held on March 22, 2024 (the “Extraordinary Meeting”) to consider and vote on, among other proposals, a proposal to amend its amended and restated memorandum and articles of association to provide the Company has until March 27, 2024 to complete a business combination and may elect to extend the period to consummate a business combination up to nine times, each by an additional one-month extension (the “New Monthly Extension”), for a total up to nine months to December 27, 2024 (such proposal, the “MAA Amendment Proposal”) and conditional on the approval of the MAA Amendment Proposal, a proposal to amend the Investment Management Trust Agreement, dated December 21, 2022 (as the same may be amended, restated or supplemented, the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (“Continental”) to provide that Continental must commence liquidation of the Trust Account by March 27, 2024, or, up to December 27, 2024, if further extended, to effect each New Monthly Extension by the deposit into the trust account of the Company (the “Trust Account”) the lesser of (i) $45,000 for all remaining public shares and (ii) $0.033 for each remaining public share (such fee, the “New Extension Fee”) (such proposal, the “Trust Amendment Proposal”).

Press Release

On March 18, 2024, the Company issued a press release announcing an amendment to the New Extension Fee to provide the amount of the deposit of the lesser of (i) $60,000 for all remaining public shares and (ii) $0.035 for each remaining public share (as compared to the original amount of the lesser of (i) $45,000 for all remaining public shares, and (ii) $0.033 for each remaining public share) into the Trust Account for each New Monthly Extension.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K (the “Proxy Supplement”).

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Extraordinary Meeting.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2024, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the MAA Amendment Proposal and the Trust Amendment Proposal. The purpose of the supplemental disclosures is to provide information about the revised amount of deposit of the lesser of (i) $60,000 for all remaining public shares, and (ii) $0.035 for each remaining public share, as compared to the original amount of the lesser of (i) $45,000 for all remaining public shares, and (ii) $0.033 for each remaining public share for the New Monthly Extension in connection with the MAA Amendment Proposal and the Trust Amendment Proposal.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

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Amendment to the New Extension Fee

On March 18, 2024, the Company issued a press release announcing that, if the MAA Amendment Proposal and the Trust Amendment Proposal are approved at the Extraordinary Meeting, for the New Monthly Extension, a deposit of the lesser of (i) $60,000 for all remaining public shares, and (ii) $0.035 for each remaining public share, as compared to the original amount of the lesser of (i) $45,000 for all remaining public shares, and (ii) $0.033 for each remaining public share, shall be made to the Trust Account.

Certain disclosure in the definitive proxy statement (including, without limitation, the notice of extraordinary general meeting of shareholders included therein) is hereby amended and restated to read as the follows:

•

If the shareholders approve the MAA Amendment Proposal and the Trust Amendment Proposal, the Company will have until March 27, 2024 to consummate an initial business combination, and, without another shareholder vote, may elect for the New Monthly Extensions for up to nine times, up to December 27, 2024, by depositing the New Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, the Sponsor and/or its designee will deposit the lesser of (i) $60,000 for all remaining public shares and (ii) $0.035 for each remaining public share into the Trust Account (the “New Extension Fee”). The first New Extension Fee after the approval of the MAA Amendment Proposal must be made by March 27, 2024, while the subsequent New Extension Fee must be deposited into the Trust Account by 27th of each succeeding month until November 27, 2024.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Extraordinary General Meeting and the proposed Contribution. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On February 21, 2024, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition I Corp.

	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Chief Executive Officer

Date: March 18, 2024

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